Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

dated as of September 18, 2015

among

Memorial Resource Development Corp., as Borrower,

Bank of America, N.A., as Administrative Agent,

Citibank, N.A., as Syndication Agent,

JPMorgan Chase Bank, N.A., BMO Harris Bank, N.A., Comerica Bank,

Credit Agricole Corporate and Investment Bank, Natixis, MUFG Union

Bank, N.A., and Wells Fargo Bank, National Association,

as Co-Documentation Agents

and

the Lenders party hereto

Merrill Lynch, Pierce, Fenner & Smith Incorporated,

Sole Lead Arranger and Sole Bookrunner

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of September 18, 2015 (the “Fifth Amendment Effective Date”), is among MEMORIAL RESOURCE DEVELOPMENT CORP., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (together with the Borrower, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto; and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 18, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to provide for an increase of the Borrowing Base from $725,000,000 to $1,000,000,000 effective as of the Fifth Amendment Effective Date.

C. The Borrower has requested that ABN AMRO Capital USA LLC, Société Générale and Compass Bank (each a “New Lender” and, collectively, the “New Lenders”) become Lenders hereunder with Maximum Credit Amounts and Elected Commitments in the amounts as shown on Annex I to the Credit Agreement (as amended hereby).

D. The Borrower has discussed with the Administrative Agent and the Lenders the possible acquisition of certain Oil and Gas Properties separately identified to the Administrative Agent and the Lenders (the “Possible Acquisition Assets”).

E. The parties hereto desire to provide for (i) an automatic increase of the Borrowing Base to an amount equal to the sum of (x) the Borrowing Base in effect immediately prior to the effectiveness of the increase in the Borrowing Base provided for in Section 3.2 hereof, plus (y) $50,000,000, and (ii) an automatic increase of the Aggregate Elected Commitment Amount to an amount equal to the sum of (x) the Aggregate Elected Commitment Amount in effect immediately prior to the effectiveness of the increase in the Aggregate Elected Commitment Amount provided for in Section 4.2 hereof, plus (y) $50,000,000, with the increases described in (i) and (ii) above to be effective contemporaneously with the consummation of the acquisition of the Acquisition Assets (as defined in Section 6.3 below; such acquisition, the “Possible Acquisition”) on the Possible Acquisition Closing Date (as defined in Section 6.2 below).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.

Section 2. Amendments as of Fifth Amendment Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Loan Parties from time to time concerning or relating to bribery or corruption including, without limitation, the FCPA.

“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement dated as of the Fifth Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fifth Amendment Effective Date” means September 18, 2015.

2.2 Amended Definitions. The definitions of “Aggregate Elected Commitment Amount” and “Loan Documents” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Aggregate Elected Commitment Amount” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced or terminated pursuant to Section 2.06(b) or Section 2.06(c). As of the Fifth Amendment Effective Date, the Aggregate Elected Commitment Amount is $1,000,000,000.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Agency Fee Letter, and the Security Instruments.

2.3 Amendment to Section 7.23 of the Credit Agreement. Section 7.23 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

7.23 Anti-Corruption Laws. Each Loan Party, and all directors, officers, agents, employees or Affiliates of the Loan Parties have conducted their business in accordance with Anti-Corruption Laws in all material respects and have instituted and maintained policies and procedures which are reasonably expected to achieve compliance with such Anti-Corruption Laws.

2.4 Amendment to Section 9.25 of the Credit Agreement. Section 9.25 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 9.25 Sanctions. The Borrower shall not, and shall not permit any other Loan Party, to directly or indirectly, use the proceeds of any Borrowing or any Letter of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, (a) to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, (b) in any manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, Issuing Bank, or otherwise) of Sanctions, or (c) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws.

2.5 Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Section 2.5 and any Borrowings made on the Fifth Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Section 2.5) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Section 2.5), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Section 2.5) of the aggregate Revolving Credit Exposure of all Lenders and (d) the Borrower shall be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.5.

Section 3. Borrowing Base.

3.1 Borrowing Base Increase on the Fifth Amendment Effective Date. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Borrowing Base is hereby increased from $725,000,000.00 to $1,000,000,000.00, effective as of the Fifth Amendment Effective Date. The Borrowing Base shall remain at such level until the next Scheduled Redetermination, the next Interim Redetermination or other adjustment to the Borrowing Base hereafter (including pursuant to Section 3.2 hereof), whichever occurs first. The redetermination of the Borrowing Base provided for in this Section 3.1 shall be considered and deemed to be the Scheduled Redetermination scheduled for on or about October 1, 2015 for purposes of Section 2.07 of the Credit Agreement.

3.2 Borrowing Base Increase on the Possible Acquisition Closing Date. In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Administrative Agent and the Lenders hereby agree that the Borrowing Base shall be automatically redetermined and increased to an amount equal to the sum of (a) the Borrowing

Base in effect immediately prior to giving effect to the increase in the Borrowing Base provided for in this Section 3.2, plus (b) $50,000,000.00, effective contemporaneously with the consummation of the Possible Acquisition on the Possible Acquisition Closing Date. The Borrowing Base shall remain at such level until the next Scheduled Redetermination, the next Interim Redetermination or other adjustment to the Borrowing Base thereafter, whichever occurs first. The redetermination of the Borrowing Base provided for in this Section 3.2, if it occurs, shall not be construed or deemed to be a Scheduled Redetermination or an Interim Redetermination for purposes of Section 2.07 of the Credit Agreement.

Section 4. Elected Commitments.

4.1 In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Borrower and the Lenders hereby agree that the Aggregate Elected Commitment Amount shall be increased from $725,000,000.00 to $1,000,000,000.00, effective as of the Fifth Amendment Effective Date, and each Lender’s Elected Commitment shall be as set forth on Annex I to the Credit Agreement (as amended by Section 2.5 hereof).

4.2 In reliance on the representations, warranties, covenants and agreements contained in this Fifth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Borrower and the Lenders hereby agree that (a) the Aggregate Elected Commitment Amount shall be automatically increased to an amount equal to the sum of (i) the Aggregate Elected Commitment Amount in effect immediately prior to giving effect to the increase in the Aggregate Elected Commitment Amount provided for in this Section 4.2, plus (ii) $50,000,000.00, effective contemporaneously with consummation of the Possible Acquisition on the Possible Acquisition Closing Date, and (b) each Lender’s Elected Commitment shall be increased ratably in accordance with its Applicable Percentage (after giving effect to Section 2.5 hereof) of such $50,000,000.00 increase, and Annex I shall be deemed amended to reflect such amendments to each Lender’s Elected Commitment and the Aggregate Elected Commitment Amount.

Section 5. Conditions Precedent to this Fifth Amendment. The effectiveness of the amendments to the Credit Agreement contained in Section 2 hereof, the increase of the Borrowing Base set forth in Section 3.1 hereof and the increase in the Aggregate Elected Commitment Amount set forth in Section 4.1 hereof is subject to the following:

5.1 The Administrative Agent shall have received counterparts of this Fifth Amendment from the Loan Parties and each of the Lenders (including each of the New Lenders).

5.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date including, without limitation, Borrowing Base increase fees payable to the Administrative Agent for the account of each of the Increasing Lenders (as defined below) in an aggregate amount for each Increasing Lender equal to forty basis points (0.40%) of the amount by which such Increasing Lender’s Commitment after giving effect to Section 2.5, Section 3.1 and Section 4.1 hereof exceeds such Increasing Lender’s Commitment, if any, that was in effect immediately prior to giving effect to Section 2.5, Section 3.1 and Section 4.1 hereof. As used herein, “Increasing Lender” means each Lender (including each New Lender) whose Commitment after giving effect to Section 2.5, Section 3.1 and Section 4.1 hereof exceeds such Lender’s Commitment, if any, immediately prior to giving effect to Section 2.5, Section 3.1 and Section 4.1 hereof.

5.3 No Default, Event of Default, or Borrowing Base Deficiency shall exist immediately prior to or after giving effect to the amendments to the Credit Agreement contained in Section 2 hereof, the increase in the Borrowing Base contained in Section 3.1 hereof and the increase in the Aggregate Elected Commitment Amount contained in Section 4.1 hereof.

5.4 The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended by Section 2.5 hereof) dated as of the date hereof.

5.5 The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Fifth Amendment, and such notice shall be conclusive and binding.

Section 6. Conditions Precedent to Borrowing Base Increase upon Consummation of the Possible Acquisition. The increase of the Borrowing Base provided for in Section 3.2 hereof and the increase of the Aggregate Elected Commitment Amount provided for in Section 4.2 hereof shall only occur if each of the following conditions is satisfied:

6.1 Each of the conditions set forth in Section 5 hereof shall have been satisfied.

6.2 The closing date of the Possible Acquisition and the acquisition of all of the Acquisition Assets (the “Possible Acquisition Closing Date”) shall occur on or prior to December 31, 2015.

6.3 The Administrative Agent shall have received (a) a certificate of a Responsible Officer of the Borrower certifying: (i) that MRD Operating or another Loan Party is concurrently consummating Possible Acquisition in accordance with all Governmental Requirements and the terms of the Possible Acquisition Documents (as defined below), with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto and with no provision of such Possible Acquisition Documents having been waived, amended, supplemented or otherwise modified in any material respect without the approval of the Administrative Agent (such approval not to be unreasonably withheld, conditioned or delayed; provided, that, for the avoidance of doubt, it shall be reasonable for the Administrative Agent to withhold its consent to any such waiver or amendment that removes any Oil and Gas Properties (other than a waiver or amendment which removes Oil and Gas Properties with an aggregate value (as determined by the Administrative Agent) less than or equal to $2,500,000 from the Possible Acquisition Assets); the Possible Acquisition Assets remaining after any such waiver, amendment or removal and, if required and granted, consent, the “Acquisition Assets”); and (ii) as to the final purchase price for the Possible Acquisition after giving effect to all adjustments as of the Possible Acquisition Closing Date and specifying, by category, the amount of such adjustments; (b) original counterparts or copies, certified as true and complete by a Responsible Officer of the Borrower, of the purchase and sale agreement for the Possible Acquisition, and each other agreement, instrument, bill of sale, assignment, and other document executed and/or delivered in connection with the Possible Acquisition including, in each case, all amendments thereto (collectively, as amended, the “Possible Acquisition Documents”), which Possible Acquisition Documents shall have terms and conditions reasonably satisfactory to the Administrative Agent; and (c) such other related documents and information as the Administrative Agent shall have reasonably requested.

6.4 After giving effect to the Possible Acquisition and any additional title information and Security Instruments delivered by the Borrower to the Administrative Agent in connection therewith, (A) the Administrative Agent shall have received title information satisfactory to it on at least 80% of the total value of the Oil and Gas Properties evaluated in the most recent Reserve Report (as supplemented by any applicable Reserve Reports relating to the Acquisition Assets) and (B) the Mortgaged Properties shall represent at least 80% of the total value of the Oil and Gas Properties evaluated in the most recent Reserve Report (as supplemented by any applicable Reserve Reports relating to the Acquisition Assets).

6.5 The Administrative Agent shall be reasonably satisfied with the environmental condition of the Acquisition Assets.

6.6 The Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that, concurrently with the funding of the Loans, if any, on the Possible Acquisition Closing Date and application of the proceeds thereof and the consummation of the Possible Acquisition, all Liens encumbering the Acquisition Assets will be released (other than the Liens securing the Indebtedness and created pursuant to the Security Instruments and Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, subject to the provisos at the end of such definition).

6.7 The Administrative Agent shall have received an opinion of local counsel in each state where the Acquisition Assets are located in form and substance reasonably acceptable to the Administrative Agent and its counsel.

6.8 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Possible Acquisition Closing Date including, without limitation, Borrowing Base increase fees payable to the Administrative Agent for the account of each of the Lenders in an aggregate amount for each Lender equal to forty basis points (0.40%) of the amount by which such Lender’s Commitment after giving effect to Section 3.2 and Section 4.2 hereof exceeds such Lender’s Commitment that was in effect immediately prior to giving effect to Section 3.2 and Section 4.2 hereof.

6.9 No Default, Event of Default, or Borrowing Base Deficiency exists immediately prior to or after giving effect to the increase in the Borrowing Base contained in Section 3.2 hereof.

6.10 The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Section 7. Return of Promissory Notes. Promptly upon receipt of any replacement Note under Section 5.4 hereof, each Lender shall return to the Administrative Agent (for delivery to the Borrower for cancellation) any other Note in such Lender’s possession that was previously delivered to such Lender under the Credit Agreement.

Section 8. New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended hereby, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended hereby as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fifth Amendment, to consummate the transactions contemplated hereby and to become a party to, and a Lender under, the Credit Agreement as amended hereby, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fifth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fifth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended hereby and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 9. Representations and Warranties; Etc. Each Loan Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Defaults exist under the Loan Documents or will, after giving effect to this Fifth Amendment, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 10. Miscellaneous.

10.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

10.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Fifth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Indebtedness (except to the extent that such Liens have been released in accordance with the Loan Documents) and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness, as amended hereby.

10.3 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

10.4 No Oral Agreement. THIS WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

10.5 Governing Law. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Fifth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

10.7 Severability. Any provision of this Fifth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.8 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL RESOURCE DEVELOPMENT CORP., a Delaware corporation

	By:	/s/ Andrew J. Cozby
	Name:	Andrew J. Cozby
	Title:	Chief Financial Officer

GUARANTORS:	MEMORIAL RESOURCE FINANCE CORP.

	By:	/s/ Andrew J. Cozby
	Name:	Andrew J. Cozby
	Title:	Chief Financial Officer

MRD OPERATING LLC
		By:	Memorial Resource Development Corp., its sole member
BETA OPERATING COMPANY, LLC
		By:	Memorial Resource Development Corp., its sole member

		By:	/s/ Andrew J. Cozby
		Name:	Andrew J. Cozby
		Title:	Chief Financial Officer

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

ADMINISTRATIVE AGENT AND LENDER:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Denise Jones
	Name:	Denise Jones
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	BMO HARRIS BANK, N.A., as a Lender

	By:	/s/ Matthew L. Davis
	Name:	Matthew L. Davis
	Title:	Vice President

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Saqeeb Ludhi
	Name:	Saqeeb Ludhi
	Title:	Vice President

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Jeff Treadway
	Name:	Jeff Treadway
	Title:	Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

	By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

	By:	/s/ Ting Lee
	Name:	Ting Lee
	Title:	Director

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Theresa M. Benson
	Name:	Theresa M. Benson
	Title:	Authorized Officer

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	MUFG UNION BANK, N.A., as a Lender

	By:	/s/ David Helffrich
	Name:	David Helffrich
	Title:	Vice President

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	NATIXIS, NEW YORK BRANCH, as a Lender

	By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Managing Director

	By:	/s/ Vikram Nath
	Name:	Vikram Nath
	Title:	Vice President

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Michael Real
	Name:	Michael Real
	Title:	Director

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	COMMONWEALTH BANK OF AUSTRALIA, as a Lender

	By:	/s/ Sanjay Remond
	Name:	Sanjay Remond
	Title:	Director

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ING CAPITAL LLC, as a Lender

	By:	/s/ Juli Bieser
	Name:	Juli Bieser
	Title:	Managing Director

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ABN AMRO CAPITAL USA LLC, as a Lender

	By:	/s/ Antonio Molestina
	Name:	Antonio Molestina
	Title:	Managing Director

	By:	/s/ R. Bisscheroux
	Name:	R. Bisscheroux
	Title:	Director

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ASSOCIATED BANK, N.A., as a Lender

	By:	/s/ Brian Caddell
	Name:	Brian Caddell
	Title:	Sr. Vice President

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender

	By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Matthew Molero
	Name:	Matthew Molero
	Title:	Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender

	By:	/s/ Max Sonnonstine
	Name:	Max Sonnonstine
	Title:	Director

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Managing Director

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	SOVEREIGN BANK, as a Lender

	By:	/s/ Patrick L. Johnson, CFA
	Name:	Patrick L. Johnson, CFA
	Title:	Senior Vice President

[Signature Page to Fifth Amendment to Credit Agreement

Memorial Resource Development Corp.]

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Bank of America, N.A.	8.50000000%	$170,000,000.00	$85,000,000.00
BMO Harris Bank, N.A.	6.50000000%	$130,000,000.00	$65,000,000.00
Citibank, N.A.	6.50000000%	$130,000,000.00	$65,000,000.00
Comerica Bank	6.50000000%	$130,000,000.00	$65,000,000.00
Credit Agricole Corporate and Investment Bank	6.50000000%	$130,000,000.00	$65,000,000.00
JPMorgan Chase Bank, N.A.	6.50000000%	$130,000,000.00	$65,000,000.00
MUFG Union Bank, N.A.	6.50000000%	$130,000,000.00	$65,000,000.00
Natixis, New York Branch	6.50000000%	$130,000,000.00	$65,000,000.00
Wells Fargo Bank, National Association	6.50000000%	$130,000,000.00	$65,000,000.00
Barclays Bank PLC	4.50000000%	$90,000,000.00	$45,000,000.00
Commonwealth Bank of Australia	4.50000000%	$90,000,000.00	$45,000,000.00
ING Capital LLC	4.50000000%	$90,000,000.00	$45,000,000.00
Royal Bank of Canada	4.50000000%	$90,000,000.00	$45,000,000.00
ABN AMRO Capital USA LLC	3.50000000%	$70,000,000.00	$35,000,000.00
Associated Bank, N.A.	3.50000000%	$70,000,000.00	$35,000,000.00
The Bank of Nova Scotia	3.50000000%	$70,000,000.00	$35,000,000.00
Capital One, National Association	3.50000000%	$70,000,000.00	$35,000,000.00
Société Générale	3.50000000%	$70,000,000.00	$35,000,000.00
Compass Bank	2.50000000%	$50,000,000.00	$25,000,000.00
Sovereign Bank	1.50000000%	$30,000,000.00	$15,000,000.00

TOTAL	100.00000000%	$2,000,000,000.00	$1,000,000,000.00

Annex I